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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM 8-K/A

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                NOVEMBER 28, 2005
                Date of Report (Date of earliest event reported)

                        COMMISSION FILE NUMBER: 000-50760


                      FINANCIAL TELECOM LIMITED (USA), INC.
             (Exact name of registrant as specified in its charter)



          NEVADA                                       58-2670972
(State or other jurisdiction           (IRS Employer Identification File Number)
     of incorporation)

              1701 - 689 GUANGDONG ROAD, SHANGHAI, PR CHINA 200001
                    (Address of Principal Executive Offices)

                                 +86-21-33040830
              (Registrant's telephone number, including area code)

                               - NOT APPLICABLE -
         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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                                TABLE OF CONTENTS


Item 5.02 Departure and Election of Directors
Item 9.01 Exhibits
Signature




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Item 5.02 Departure and Election of Directors

As reported earlier in our 8K filed on November 25, 2005, the following Directors have resigned voluntarily, and without dissent, from the Board, effective November 25, 2005:
     (a) Mr Stephen Tang, resigning as Director and Chairman
     (b) Mr Li Wai Kong, resigning as Director
     (c) Mr Jimmy Lui, resigning as Director and member of the Audit Committee

The former directors have each issued a letter to the company, confirming each agrees with the disclosures made in the earlier 8K, respecting the resignation of each. The letter from each former director is appended to this 8K as an exhibit.

Item 9.01 Exhibits
Letter from Mr. Stephen Tang.
Letter from Mr. Li Wai Kong.
Letter from Mr. Jimmy Lui.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           Financial Telecom Limited (USA), Inc.
                                                                    (REGISTRANT)

Date: November 28, 2005

                                                              By: /s/ David Chen
                                              ----------------------------------
                                                                      David Chen
                                                         Chief Executive Officer



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                                  Stephen Tang
         Floor 5, 168 Queen's Road Central, Central District, Hong Kong



Date: November 26, 2005


Financial Telecom Limited (USA) Inc.
1701 Haitong Securities Tower,
689 Guangdong Road,
Shanghai, PR China 200001


Dear Sirs:

Re: Item 5.02 of your 8K Current Report dated November 25, 2005

I confirm I have read the text of the item 5.02 of the 8K Current Report dated November 25, 2005, and agree with the information contained therein respecting my resignation from the Board of Directors.

Yours truly,


By: /s/ Stephen Tang
-----------------------------------
Stephen Tang, Director



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                                    Jimmy Lui
         Floor 5, 168 Queen's Road Central, Central District, Hong Kong



Date: November 26, 2005


Financial Telecom Limited (USA) Inc.
1701 Haitong Securities Tower,
689 Guangdong Road,
Shanghai, PR China 200001


Dear Sirs:

Re: Item 5.02 of your 8K Current Report dated November 25, 2005

I confirm I have read the text of the item 5.02 of the 8K Current Report dated November 25, 2005, and agree with the information contained therein respecting my resignation from the Board of Directors.

Yours truly,


By: /s/ Jimmy Lui
-----------------------
Jimmy Lui, Director



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                                   Li Wai Kong
         Floor 5, 168 Queen's Road Central, Central District, Hong Kong




Date: November 26, 2005


Financial Telecom Limited (USA) Inc.
1701 Haitong Securities Tower,
689 Guangdong Road,
Shanghai, PR China 200001


Dear Sirs:

Re: Item 5.02 of your 8K Current Report dated November 25, 2005

I confirm I have read the text of the item 5.02 of the 8K Current Report dated November 25, 2005, and agree with the information contained therein respecting my resignation from the Board of Directors.

Yours truly,


By: /s/ Li Wai Kong
-------------------------
Li Wai Kong, Director